[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) MUNICIPAL
                     INCOME TRUST

                     ANNUAL REPORT o OCTOBER 31, 2002

                               [Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Results of Shareholder Meetings ...........................................  9
Portfolio of Investments .................................................. 10
Financial Statements .....................................................  26
Notes to Financial Statements ............................................  30
Independent Auditors' Report .............................................. 37
Trustees and Officers ..................................................... 39

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this in mid-November, the Dow Jones Industrial Average has just recorded its second-best October ever(1) -- a hopeful sign in what has been a bad year for investors in stocks and corporate bonds. Other types of bonds that have had a great run so far in 2002 have demonstrated the value of diversification. In our view, signals on the future direction of the economy and the market remain decidedly mixed.

A RELAY RACE
In mid-November, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. But at this point, the near-term direction of consumer spending or corporate spending and profits is difficult to predict. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages, according to the U.S. Labor Department, have been rising over the past year. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. Perhaps the next good signal of consumer sentiment will be the level of retail sales over the holiday season -- which should become clear about the time this letter reaches your mailbox.

In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in 2003. A hopeful sign is that business spending in the third quarter of 2002 eked out its first increase in two years, according to a preliminary report from the U.S. Commerce Department.

Pessimists, however, would counter that the outlook for corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the situation with Iraq adds to market uncertainty. They would also point out that consumer confidence dropped to a nine-year low in October, according to the Conference Board. (Optimists, however, would question the value of confidence readings that have dropped while consumer spending has remained strong.)

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors. We would also point out that history has shown that the market and the economy have been cyclical; downturns have usually been followed by upturns.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman
     MFS Investment Management(R)

     November 15, 2002

(1)Source: The Wall St. Journal, November 1, 2002. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It is not possible to invest directly in an index.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Michael W. Roberge]
     Michael W. Roberge

Dear Shareholders,
For the 12 months ended October 31, 2002, the trust provided a total return of -2.64% based on its beginning and ending stock market prices and assuming the reinvestment of any dividends and capital gains distributions paid during the period. The trust's total return based on its net asset value (NAV) was 3.15%. This return compares to returns of 5.87% and 1.52%, respectively, for the trust's benchmarks, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of approximately 40,000 investment-grade bonds, and the Lipper Closed End High Yield Municipal Index (the Lipper Index), an index composed of 10 closed-end funds (including MFS(R) Municipal Income Trust) that invest at least 50% of their assets in lower-rated municipal debt securities.

ECONOMIC AND MARKET ENVIRONMENT
Over the period, the U.S. economy continued to recover, but only modestly. In our view, growth was still being held back by overinvestment that occurred in the late 1990s, creating excess capacity in a number of industries. We believe it may take a bit longer to work off that excess. The Federal Reserve Board (the Fed) finished a series of rate cuts in late 2001 and held short-term rates stable through the rest of the period. However, a half-percent rate cut just after the period ended signaled the Fed's view that economic growth was weak and in need of stimulation.

With rates generally stable, interest rate fluctuations had little effect on performance over the period. The weak economy made credit markets rather challenging, with the result that high-yield issues in general did not do as well as more credit-worthy high-grade issues. We believe this is why the fund, which has a large high-yield component, underperformed the Lehman Index, which is composed entirely of high-grade debt.

CONTRIBUTORS TO PERFORMANCE
We believe the trust's performance versus its Lipper peers derived from three factors: a relatively overweighted position in hospitals and underweighted positions in long-term care and airlines -- all of which resulted from Original Research(SM) done by our credit analysts. We have viewed hospital bonds as an area of opportunity for some time, and during the period the market rotated to favor the sector. Factors that worked for hospital issues included increases in federal funding, successful cost-cutting at many facilities, and the relatively high yields offered by the sector.

Our analysts had felt that long-term care facilities, primarily nursing homes, would be challenged by tight Medicare and Medicaid funding, and indeed those issuers suffered over the period.

Feeling the airline industry was plagued by overcapacity and high costs, we moved to an underweighted position in airline bonds in 2001. Although that hurt performance in early 2002 as the sector rallied for a short time, our underweighting helped performance for the period as a whole. In the end, the market seemed to agree with our view that the industry's fundamental problems were a long-term issue.

PERFORMANCE DETRACTORS
Our overweighted position in utilities impaired performance. Two main factors, which we see as short-term, hurt the industry: contagion from the Enron debacle and falling electricity prices due to overcapacity in some regions. Although Enron was a power marketing company and our holdings had relatively little or no exposure to that business, the sector in general was painted for a time with the Enron brush.

Our utility investments have been focused on companies with hard assets, companies that invest in their own plants and equipment and deliver power to a regular customer base under long-term contracts. We think the Enron contagion and overcapacity issues will recede and that investors will rotate back to what we believe are good businesses that have not taken on excessive risk. Therefore, we intend to remain overweighted in this industry.

OUTLOOK
We think a modestly growing economy over the next few quarters may strengthen the credit outlook somewhat. At the same time, we think growth will be slow enough to keep inflation minimal and the Fed more or less on hold with regard to rate increases.

In a relatively stable rate environment with an improving credit outlook, bond performance would be derived mainly from yield; we think such an environment could favor the higher-yielding bonds that comprised a majority of the fund's holdings. As of the end of the period, we think the main risk for investors was the chance that the economy could fall back into recession, and we saw that as a rather low probability.

     Respectfully,

 /s/ Michael W. Roberge

     Michael W. Roberge
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

MICHAEL W. ROBERGE, CFA, IS SENIOR VICE PRESIDENT AND DIRECTOR OF FIXED INCOME RESEARCH OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE MUNICIPAL HIGH-INCOME PORTFOLIOS OF OUR MUTUAL FUNDS AND CLOSED-END FUNDS. MICHAEL ALSO OVERSEES THE ANALYST TEAM THAT MANAGES THE RESEARCH BOND PORTFOLIOS OF OUR MUTUAL FUNDS. HE IS ALSO A MEMBER OF THE MFS FIXED INCOME STRATEGY GROUP.

HE JOINED MFS IN 1996 AS A CREDIT ANALYST IN THE MUNICIPAL FIXED INCOME DEPARTMENT AND WAS NAMED PORTFOLIO MANAGER IN 1997, VICE PRESIDENT IN 1998, SENIOR VICE PRESIDENT AND ASSOCIATE DIRECTOR OF FIXED INCOME RESEARCH IN 2000, AND DIRECTOR OF FIXED INCOME RESEARCH IN 2001. PRIOR TO JOINING MFS, HE WORKED AS A MUNICIPAL CREDIT ANALYST AND PORTFOLIO MANAGER WITH ANOTHER MAJOR MUTUAL FUND FIRM. BEFORE THAT, HE WAS A CREDIT ANALYST WITH MOODY'S INVESTORS SERVICE, INC.

MICHAEL IS A 1990 GRADUATE OF BEMIDJI STATE UNIVERSITY AND EARNED AN M.B.A. DEGREE FROM HOFSTRA UNIVERSITY IN 1992. HE HOLDS THE CHARTERED FINANCIAL ANALYST
(CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------

ADDRESS CHANGE

Please use our new mailing address, effective immediately.

State Street Bank and Trust Company
c/o MFS Service Center, Inc.
P.O. Box 55024
Boston, MA 02205-5024

OBJECTIVE: To provide a high level of current income through investment in fixed-income securities, exempt from federal taxes.

NEW YORK STOCK EXCHANGE SYMBOL: MFM

In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

(For the year ended October 31, 2002)

NET ASSET VALUE PER SHARE
October 31, 2001                                                      $7.93
October 31, 2002                                                      $7.61

NEW YORK STOCK EXCHANGE PRICE
October 31, 2001                                                      $7.83
February 6, 2002 (high)                                               $8.10
October 22, 2002 (low)                                                $7.02
October 31, 2002                                                      $7.15
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RISK CONSIDERATIONS

The portfolio may invest in derivative securities which may include futures, options, and swaps. These types of instruments can increase price fluctuation.

Because the portfolio focuses its investments on companies in a limited number of sectors, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those sectors than is a portfolio that invests more broadly.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

These risks may increase share price volatility. See the prospectus for details.

NUMBER OF SHAREHOLDERS

As of October 31, 2002, our records indicate that there are 4,059 registered shareholders and approximately 13,500 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

As of October 31, 2002, 2,800 shares of Auction Preferred Shares (APS), Series T and 2,800 shares of Auction Preferred Shares (APS), Series TH were issued and outstanding.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments of $100 or more can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

RESULTS OF SHAREHOLDER MEETINGS (Unaudited)

At the annual meeting of shareholders of MFS Municipal Income Trust, which was held on October 1, 2002, the following actions were taken:

ITEM 1. Trustees of the trust were elected as follows:

                                            NUMBER OF SHARES
                                  -------------------------------------
NOMINEE                                  FOR         WITHHOLD AUTHORITY
-----------------------------------------------------------------------
William R. Gutow                     33,831,791.936         725,064.664
J. Atwood Ives*                           5,276.000               5.000
Abby M. O'Neill                      33,794,917.860         761,938.740
Jeffrey L. Shames                    33,831,465.837         725,390.763

ITEM 2. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the trust for the fiscal year ending October 31, 2002.

                                   NUMBER OF SHARES
---------------------------------------------------
Affirmative                          33,978,785.045
Against                                 268,436.711
Abstain                                 309,634.844

*Preferred shares only.

PORTFOLIO OF INVESTMENTS -- October 31, 2002

Municipal Bonds - 143.3%
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                                                                       PRINCIPAL AMOUNT
ISSUER                                                                    (000 OMITTED)             VALUE
---------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 1.6%
  Oklahoma City, OK, Airport Trust Rev., FSA, 5.75s, 2016                       $ 3,125     $   3,371,500
  Seattle, WA, Airport Trust Rev., FGIC, 5.625s, 2018                             1,500         1,599,195
                                                                                            -------------
                                                                                            $   4,970,695
---------------------------------------------------------------------------------------------------------
General Obligations - General Purpose - 1.5%
  Jefferson County, OH, Asset Guaranty, 7.125s, 2005(++)                        $ 1,000     $   1,168,140
  Lake County, IL, Land Acquisition & Development, 5.75s, 2017                    1,000         1,113,770
  New York City, NY, 6.125s, 2006(++)                                               530           601,179
  New York City, NY, 6.125s, 2025                                                 1,470         1,608,224
                                                                                            -------------
                                                                                            $   4,491,313
---------------------------------------------------------------------------------------------------------
General Obligations - Improvement - 0.7%
  New Lenox, IL, Community Park Development Authority,
    8.25s, 2004(++)                                                             $ 1,765     $   1,993,179
---------------------------------------------------------------------------------------------------------
General Obligations - Schools - 0.9%
  Michigan Municipal Bond Authority Rev. (Detroit Academy),
    8s, 2031                                                                    $ 1,000     $   1,058,090
  Michigan Municipal Bond Authority Rev. (YMCA), 7.625s, 2021                     1,000         1,026,970
  Pima County, AZ, Industrial Development Authority, 6.75s, 2031                    500           498,060
                                                                                            -------------
                                                                                            $   2,583,120
---------------------------------------------------------------------------------------------------------
Health Care Revenue - Long Term Care - 14.9%
  Alachua County, FL, Health Facilities Rev. (Beverly Enterprises,
    Inc.), 6.75s, 2004(++)                                                      $   750     $     807,390
  Baltimore County, MD, Nursing Facility Mortgage Rev. (Eastpoint
    Rehabilation & Nursing Center), 3s, 2028*                                       500           265,000
  Bell County, TX, Health Facilities Development Rev. (Advanced
    Living Technology), 7.75s, 2006                                                 300           278,307
  Bell County, TX, Health Facilities Development Rev. (Advanced
    Living Technology), 8.125s, 2016                                              1,085           911,335
  Bell County, TX, Health Facilities Development Rev. (Advanced
    Living Technology), 8.5s, 2026                                                2,405         1,956,299
  Booneville, MO, Health Facilities Rev. (Gericare, Inc.), 11s,
    2017                                                                          1,820         1,825,642
  Boston, MA, Industrial Development Authority Rev. (Stonehedge
    Convalescent Center), 10.75s, 2011                                              525           526,255
  Cambria County, PA, Industrial Development Authority Rev.
    (Beverly Enterprises), 10s, 2012                                                520           590,413
  Chester County, PA, Industrial Development Authority Rev. (First
    Mortgage RHA Nursing Home), 8.5s, 2032                                          605           563,570
  Clarion County, PA, lndustrial Development Authority Rev.
    (Beverly Enterprises, Inc.), 7.5s, 2012                                       1,000         1,019,830
  Colorado Health Facilities Authority Rev., GNMA, 5.6s, 2021                     1,025         1,073,390
  Colorado Health Facilities Authority Rev., (Covenant Rental
    Communties, Inc.), 6.125s, 2033                                               1,000           981,740
  Colorado Health Facilities Authority Rev. (Evangelical
    Lutheran), 6.9s, 2025                                                         3,000         3,250,620
  Contra Costa County, CA, Residential Rental Facilities Rev.
    (Cypress Meadows), 7s, 2028*                                                  1,840         1,475,974
  Franklin County, OH, Healthcare Facilities Rev. (Ohio
    Presbyterian), 7.125s, 2029                                                   1,000         1,025,540
  Goldsboro, NC, Housing Authority Rev. (North Carolina Housing
    Foundation, Inc.), 7.25s, 2029                                                  395           359,237
  Illinois Health Facilities Authority Rev., (Lutheran Senior
    Ministries), 7.375s, 2031                                                       800           807,648
  Indiana Health Facility Financing Authority Rev., (Metro Health/
    Indiana, Inc.), 6.3s, 2023*                                                   1,195           478,000
  Iowa Finance Authority, Health Care Facilities Rev. (Care
    Initiatives Project), 9.25s, 2025                                             1,700         2,006,816
  Iowa Finance Authority, Health Care Facilities Rev. (LT Care),
    5.75s, 2018                                                                     500           455,330
  Jacksonville, FL, Health Care Facilities Rev. (National
    Benevolent-Cypress Village), 6.25s, 2026                                      1,245         1,032,441
  Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.),
    6.25s, 2026                                                                     500           468,350
  Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.),
    6.875s, 2032                                                                    500           494,365
  Louisiana Public Facilities Authority, (Southwest Medical
    Center), 11s, 2006                                                            2,061           267,962
  Maine Health & Higher Educational Facilities Rev., 7.5s, 2019                     825           830,882
  Massachusetts Industrial Finance Agency Rev., (Metropolitan
    Health Foundation, Inc.), 6.75s, 2027                                         1,500         1,438,440
  Millbrae, CA, Residential Facilities Rev. (Magnolia of
    Millbrae), 7.375s, 2027                                                       2,000         2,044,140
  Mocksville, NC, (Housing Foundation, Inc.), 7.25s, 2029                           395           359,237
  Montgomery County, PA, Higher Education & Health Authority Rev.
    (AHF/Montgomery), 10.5s, 2020                                                 2,305         2,317,332
  New Hampshire Business Finance Authority, Health Care Facilities
    Rev. (Metropolitian Health Foundation, Inc.),
    6.55s, 2028                                                                     765           681,271
  New Jersey Economic Development Authority Rev., (Courthouse
    Convalescent Center), 8.7s, 2014                                                650           665,093
  New Jersey Economic Development Authority Rev., (Greenwood
    Health Care), 9.75s, 2011                                                     1,085         1,118,147
  New Jersey Economic Development Authority Rev., (Wanaque
    Convalescent Center), 8.6s, 2011                                              1,000         1,021,400
  New Jersey Health Care Facilities Financing Authority Rev.,
    (Cherry Hill), 8s, 2027                                                       1,000           878,450
  Oklahoma Development Finance Authority Rev. (Continuing Care
    Retirement), 8s, 2032                                                         1,250         1,220,400
  Reedley, CA, Certificate of Participation (Mennonite Home),
    7.5s, 2026                                                                    2,845         2,850,775
  San Francisco, CA, Residential Facilities Rev. (Coventry Park),
    8.5s, 2026                                                                    2,000         1,700,000
  Santa Fe, NM, Industrial Development Rev. (Casa Real Nursing
    Home), 9.75s, 2013                                                            1,015         1,028,510
  Sterling, IL, (Hoosier Care), 7.125s, 2034                                        735           700,800
  Washington County, FL, Industrial Development Authority Rev.
    (Washington County), 10s, 2016                                                  965           967,017
  Waterford Township, MI, Economic Development Corp. Rev.
    (Canterbury Health), 6s, 2039                                                 1,570         1,107,399
  Wilkinsburg, PA, Municipal Authority Health Rev. (Monroeville
    Christian), 8.25s, 2027                                                         995           958,026
  Wisconsin Health & Educational Facilities Authority Rev.,
    (Oakwood Village), 7.625s, 2030                                                 300           306,141
                                                                                            -------------
                                                                                            $  45,114,914
---------------------------------------------------------------------------------------------------------
Health/Hospitals - 33.2%
  Allegheny County, PA, Hospital Development Authority Rev.,
    9.25s, 2022                                                                 $ 1,000     $   1,086,080
  Allegheny County, PA, Hospital Development Authority Rev.,
    9.25s, 2030                                                                   2,000         2,172,160
  Allegheny County, PA, Hospital Development Authority Rev. (South
    Hills Health System), 6.75s, 2025                                               500           526,030
  Baldwin County, AL, Eastern Shore Health Care Authority Rev.,
    5.75s, 2027                                                                     700           626,528
  Brookhaven, NY, Civic Facilities Rev. (Memorial Hospital Medical
    Center, Inc.), 7.75s, 2010                                                    1,000         1,044,810
  Chautauqua County, NY, Civic Facilities Rev. (Woman's Christian
    Assn.), 6.35s, 2017                                                             300           293,559
  Chautauqua County, NY, Civic Facilities Rev. (Woman's Christian
    Assn.), 6.4s, 2029                                                            1,000           959,030
  Chemung County, NY, Civic Facilities Rev. (St. Joseph's
    Hospital-Elmira), 6s, 2013                                                      690           661,365
  Chemung County, NY, Civic Facilities Rev. (St. Joseph's
    Hospital-Elmira), 6.35s, 2013                                                   170           167,311
  Chester County, PA, Health & Educational Facilities Rev.
    (Chester County Hospital), 6.75s, 2021                                        1,625         1,582,084
  Colorado Health Facilities Authority Rev. (Parkview Medical
    Center), 6.5s, 2020                                                           1,000         1,094,480
  Colorado Health Facilities Authority Rev. (Parkview Medical
    Center), 6.6s, 2025                                                           1,000         1,103,320
  Colorado Health Facilities Authority Rev. (Portercare Adventist
    Health Systems), 6.625s, 2026                                                   675           727,400
  Crittenden County, AR, 7s, 2020                                                 1,030         1,126,892
  Cumberland County, PA, Municipal Authority Rev. (Carlisle
    Hospital & Health), 6.8s, 2004(++)                                              250           279,600
  Cuyahoga County, OH, Hospital Facilities Rev. (Canton, Inc.),
    7.5s, 2030                                                                      850           931,082
  Delaware Health Facilities Authority Rev. (Nanticoke Memorial
    Hospital Project), 5.625s, 2032                                               1,250         1,226,538
  Denver, CO, Health & Hospital Authority Rev., 5.25s, 2013                         635           640,861
  Denver, CO, Health & Hospital Authority Rev., 5.375s, 2018                      1,500         1,462,275
  Denver, CO, Health & Hospital Authority Rev., 6s, 2023                            250           251,973
  Denver, CO, Health & Hospital Authority Rev., 5.375s, 2028                      1,000           926,750
  District of Columbia, (Medstar University Hospital), 6.875s,
    2031                                                                          1,200         1,284,000
  Grand Forks, ND, Health Care Authority Rev. (Altru Health
    Systems Obligation Group), 7.125s, 2024                                         755           820,761
  Gulfport, MS, Health Care Authority Rev. (Memorial Hospital at
    Gulfport), 5.75s, 2031                                                        1,000         1,008,960
  Highlands County, FL, Health Care Authority Rev. (Adventist/
    Sunbelt Hospital), 6s, 2031                                                     900           930,051
  Houston County, AL, Health Care Authority Rev., AMBAC,
    6.25s, 2030                                                                   2,000         2,227,960
  Huntsville, AL, Health Care Authority Rev., 5.625s, 2026                          875           875,656
  Illinois Development Finance Authority, Hospital Authority Rev.
    (Adventist/Sunbelt Hospital), 5.65s, 2024                                     1,750         1,732,517
  Illinois Health Facilities Authority Rev., (Centegra Health
    Systems), 5.25s, 2018                                                         1,000           988,940
  Indiana Health Facility, Hospital Authority Rev. (Riverview
    Hospital), 6.125s, 2031                                                       1,000         1,002,460
  Indiana Health Facility Financing Authority Rev., Hospital
    Authority Rev. (Jackson County Schneck Memorial),
    6.375s, 2031                                                                  3,990         3,864,514
  Kentucky Economic Development Finance Authority, Health System
    Rev. (Norton Healthcare, Inc.), 6.5s, 2020                                    5,000         5,168,150
  Knox County, TN, Health Educational Housing Facilities Board,
    Hospital Facilites Rev. (Baptist Health Systems), 6.5s, 2031                  1,500         1,533,870
  Lauderdale County & Florence, AL, Health Care Authority Rev.
    (Coffee Health Group), MBIA, 5.625s, 2021                                     3,000         3,197,460
  Lufkin, TX, Health Facilities Rev. (Memorial Health System of
    East Texas), 6.875s, 2026                                                     1,655         1,544,413
  Lufkin, TX, Health Facilities Rev. (Memorial Health System of
    East Texas), 5.7s, 2028                                                         995           789,771
  Maryland Health & Education Facilities Authority Rev., (North
    Arundel Hospital), 6.5s, 2031                                                 1,500         1,595,130
  Massachusetts Health & Education Facilities Authority Rev. (Anna
    Jaques Hospital), 6.875s, 2012                                                  340           344,586
  Massachusetts Health & Education Facilities Authority Rev.
    (Berkshire Health Systems), 6.25s, 2031                                       1,900         1,923,617
  Massachusetts Health & Education Facilities Authority Rev.
    (Caritas Christi Obligation), 6.5s, 2012                                        600           654,210
  Massachusetts Health & Education Facilities Authority Rev.
    (Jordan Hospital), 5.25s, 2018                                                1,400         1,300,096
  Massachusetts Health & Education Facilities Authority Rev. (St.
    Memorial Medical Center), 6s, 2023                                              465           407,596
  Metro Health Facilities Development Rev., TX (Wilson N. Jones
    Memorial Hospital), 7.25s, 2031                                               1,000         1,043,630
  Miami Beach, FL, Health Facilities Rev. (Mount Sinai Medical
    Center), 6.7s, 2019                                                             750           650,760
  Mississippi Business Finance Corp., Health Facilities Rev.
    (Medical Foundation, Inc.), 5.625s, 2023                                        905           798,346
  Mississippi Hospital Equipment, Health Facilities Rev. (Rush
    Medical Foundation), 5.4s, 2007                                                 490           500,256
  Mount Lebanon, PA, Hospital Authority Rev. (St. Clair Memorial
    Hospital), 5.625s, 2032                                                         435           424,364
  Nassau County, NY, Industrial Development Agency, Civic
    Facilities Rev. (North Shore Health System), 5.625s, 2010                       910           905,696
  Nassau County, NY, Industrial Development Agency, Civic
    Facilities Rev. (North Shore Health System), 5.875s, 2011                       670           672,733
  New Hampshire Health & Education Facilities Authority Rev.,
    6.5s, 2017                                                                    1,000         1,101,260
  New Hampshire Health & Education Facilities Authority Rev.,
    5.8s, 2018                                                                    1,000           814,030
  New Jersey Health Care Facilities Financing Authority Rev., (St.
    Peter's University Hospital), 6.875s, 2030                                    3,000         3,177,870
  New York City, NY, Civic Facilites Rev. (Special Needs
    Facilities), 6.5s, 2017                                                       1,030         1,028,187
  New York City, NY, Health & Hospital Corp. Rev., 5.25s, 2017                      700           715,624
  Ohio County, WV, County Commission Health System Rev. (Ohio
    Valley Medical Center), 5.75s, 2013                                             850           764,031
  Oklahoma Development Finance Authority Rev., (Comache County
    Hospital), 6.6s, 2031                                                         1,250         1,230,900
  Rhode Island Health & Education Building Rev., 6.375s, 2021                     1,805         1,843,103
  Rhode Island Health & Education Building Rev., 6.5s, 2032                         505           513,550
  Rochester, MN, Health Facilities Rev. (Mayo Medical Foundation),
    10.4s, 2021                                                                   1,000         1,021,690
  Royston, GA, Hospital Authority Rev. (Ty Cobb Healthcare
    Systems, Inc.), 6.375s, 2014                                                    775           744,946
  Russell, KY, (Bon Secours Health System), 5.85s, 2005                           3,000         3,206,190
  Salt Lake City, UT, Hospital Authority Rev. (Intermountain
    Health Care), AMBAC, 11.624s, 2020(+)                                           600           617,766
  Scranton-Lackawanna, PA, Health & Welfare Authority Rev. (Allied
    Rehab Hospital), 7.125s, 2005                                                   800           814,440
  Shelby County, TN, Health Educational and Housing Facilities
    Board, Hospital Rev. (Methodist Healthcare), 6.25s, 2018                        500           518,785
  Shelby County, TN, Health Educational and Housing Facilities
    Board, Hospital Rev. (Methodist Healthcare), 6.375s, 2019                     1,000         1,043,040
  South Dakota Health & Education Facilities Authority Rev.
    (Prairie Lakes Health Care System), 5.625s, 2032                                670           628,500
  Southwestern, Il, Development Authority Rev. (Anderson
    Hospital), 5.625s, 2029                                                       1,500         1,400,790
  Springfield, TN, Health & Educational Facilities Rev.
    (Northcrest Medical Center), 5.25s, 2018                                      1,400         1,295,154
  State of Arkansas, Development Finance Authority (Washington
    Regional Medical Center), 7.25s, 2020                                           500           536,770
  Steubenville, OH, Hospital Authority Rev. (Trinity Health
    Center), 6.5s, 2030                                                           1,300         1,369,732
  Suffolk County, NY, Industrial Development Agency Rev.
    (Southampton Hospital), 7.25s, 2020                                             750           746,565
  Suffolk County, NY, Industrial Development Agency Rev.
    (Southampton Hospital), 7.625s, 2030                                            750           760,590
  Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial
    Healthcare), 6.25s, 2020                                                      3,085         3,185,694
  Upper Illinois River Valley Development, Health Faciltiies Rev.
    (Morris Hospital), 6.625s, 2031                                                 600           629,208
  Valley, AL, Special Care Facilities Financing Authority Rev.
    (Lanier Memorial Hospital), 5.6s, 2016                                          600           538,164
  Wapello County, IA, Hospital Authority Rev. (Ottumwa Regional
    Health Center), 6.375s, 2031                                                  1,500         1,525,350
  Weirton, WV, Municipal Hospital Building Commission Rev.
    (Weirton Hospital Medical Center), 6.375s, 2031                               1,000         1,003,250
  Welasco, TX, Health Facilities Rev. (Knapp Medical Center),
    6.25s, 2032                                                                   1,000         1,007,480
  West Plains, MO, Industrial Development Authority, Hospital Rev.
    (Ozarks Medical Center), 6.75s, 2024                                            170           170,719
  West Shore Pennsylvania Area, Hospital Authority Rev. (Holy
    Spirit Hospital Project), 6.2s, 2026                                          1,250         1,258,913
  Wichita, KS, Hospital Rev., 6.25s, 2020                                         1,500         1,605,960
  Wisconsin Health & Educational Facilities Authority Rev.,
    (Aurora Health Care, Inc.), MBIA, 5.25s, 2017                                 5,000         5,154,350
  Yonkers, NY, Industrial Development Agency, Civic Facilities
    Rev. (St. John's Riverside Hospital), 6.8s, 2016                                830           850,269
  Yonkers, NY, Industrial Development Agency, Civic Facilities
    Rev. (St. John's Riverside Hospital), 7.125s, 2031                              490           497,423
                                                                                            -------------
                                                                                            $ 100,400,924
---------------------------------------------------------------------------------------------------------
Human Services - 3.6%
  Cheneyville, LA (Westside Habilitation Center), 8.375s, 2013                  $ 1,910     $   1,974,882
  Greenville County, SC, 8s, 2015                                                 2,545         1,910,430
  Iowa Finance Authority, Community Provider (Boys & Girls Home),
    6.25s, 2028                                                                     500           493,015
  Lehigh County, PA, General Purpose Authority (Kidspeace
    Obligation Group), 6s, 2023                                                   3,000         2,751,330
  New York City, NY, Industrial Development Agency, Civic
    Facilities Rev. (A Very Special Place, Inc.), 5.75s, 2029                     1,000           819,610
  Orange County, FL, Health Facilities Authority Rev. (First
    Mortgage Healthcare Facilities), 8.75s, 2011                                    690           691,449
  Orange County, FL, Health Facilities Authority Rev. (First
    Mortgage Healthcare Facilities), 9s, 2031                                     1,000         1,005,450
  Osceola County, FL, Industrial Development Rev. (Community
    Provider Pooled Loan), 7.75s, 2017                                            1,300         1,324,323
                                                                                            -------------
                                                                                            $  10,970,489
---------------------------------------------------------------------------------------------------------
Industrial Revenue - Airlines - 2.3%
  Chicago, IL, Special Facilities Rev. (O'Hare International
    Airport), 6.75s, 2011                                                       $ 3,000      $    412,680
  Chicago, IL, Special Facilities Rev. (O'Hare International
    Airport), 6.375s, 2035                                                        1,250           171,925
  Cleveland, OH, Special Facilities Rev. (Continental Airlines,
    Inc.), 5.375s, 2027                                                             500           221,895
  Hillsborough County, FL, (Aviation Authority Rev.), 8.6s, 2022                    650           286,358
  Indianapolis, IN, Airport Authority Rev. (United Air Lines
    Facilities), 6.5s, 2031                                                       1,870           668,544
  Kenton County, KY, Airport Authority Rev. (Delta Airlines
    Project), 7.5s, 2012                                                          1,000           815,190
  Los Angeles, CA, (Regional Airport Lease Rev.), 7.5s, 2024                      1,000           667,570
  New Jersey Economic Development Authority, Special Facilities
    Rev. (Continental Airlines, Inc.), 6.4s, 2023                                   960           510,777
  New Jersey Economic Development Authority, Special Facilities
    Rev. (Continental Airlines, Inc.), 7.2s, 2030                                 1,595           909,533
  Port Seattle, WA, Special Facilities Rev. (Northwest Airlines
    Corp.), 7.25s, 2030                                                           1,000           674,560
  State of Hawaii, Special Facilities Rev. (Continental Airlines,
    Inc.), 7s, 2020                                                                 655           397,729
  Tulsa, OK, Municipal Airport Trust Rev., 6s, 2035                               2,500         1,193,325
                                                                                            -------------
                                                                                            $   6,930,086
---------------------------------------------------------------------------------------------------------
Industrial Revenue - Chemicals - 1.6%
  Red River Authority of Texas, Pollution Control Rev., 6.7s, 2030              $ 2,125     $   2,200,714
  Sweetwater County, WY, Solid Waste Disposal Rev. (FMC Corp.),
    7s, 2024                                                                      3,000         2,767,050
                                                                                            -------------
                                                                                            $   4,967,764
---------------------------------------------------------------------------------------------------------
Industrial Revenue - Environmental Services - 3.9%
  California Pollution Control Financing Authority, Solid Waste
    Disposal Rev. (Browning Ferris, Inc.), 5.8s, 2016                           $ 1,000     $     917,100
  Delaware County, PA, Resources Recovery Facility Rev.,
    6.1s, 2005                                                                    2,000         2,065,720
  Delaware County, PA, Resources Recovery Facility Rev.,
    6.5s, 2008                                                                    1,600         1,686,656
  Gloucester County, NJ, Solid Waste Resources Recovery Rev.
    (Waste Management, Inc.), 6.85s, 2029                                           850           932,577
  Henrico County, VA, Industrial Development Authority Rev.
    (Browning Ferris Co.), 5.45s, 2014                                              500           453,435
  Illinois Development Finance Authority, Solid Waste Disposal
    Rev. (Waste Management, Inc.), 5.85s, 2007                                    4,500         4,625,910
  New Morgan, PA, Industrial Development Authority Rev. (Browning
    Ferris Co.), 6.5s, 2019                                                       1,000           944,430
                                                                                            -------------
                                                                                            $  11,625,828
---------------------------------------------------------------------------------------------------------
Industrial Revenue - Other - 7.4%
  Air Quality Development Authority Rev. of Ohio, 5s, 2015                      $   575     $     583,136
  Cuyahoga County, OH, Industrial Development Rev. (Joy
    Technologies, Inc.), 8.75s, 2007                                              1,300         1,321,580
  Effingham County, GA, Development Authority Rev. (Fort James),
    5.625s, 2018                                                                    850           600,372
  Gulf Coast Industrial Development Authority, Texas Waste
    Disposal Rev. (Valero Refinery), 5.6s, 2031                                   1,750         1,514,625
  Gulf Coast Waste Disposal Authority, Texas Waste Disposal Rev.
    (Valero Energy Corp.), 5.7s, 2032                                             1,000           876,480
  Gulf Coast Waste Disposal Authority, Texas Waste Disposal Rev.
    (Valero Energy Corp.), 6.65s, 2032                                            1,000           997,420
  Hardeman County, TN, Correctional Facilities Rev., 7.75s, 2017                  2,220         2,212,119
  Hernando County, FL, Water & Sewer Rev. (Florida Crushed Stone),
    8.5s, 2014                                                                    3,600         3,810,492
  Mesa County, CO, Industrial Development Rev. (Joy Technologies,
    Inc.), 8.5s, 2006                                                             1,200         1,220,688
  New Jersey Economic Development Authority, Economic Development
    Rev. (Holt Hauling & Warehousing),
    8.4s, 2015*+                                                                  1,000           800,000
  New Jersey Economic Development Authority, Economic Development
    Rev. (Holt Hauling & Warehousing),
    8.6s, 2017*+                                                                  1,000           800,000
  Pennsylvania Economic Development Financing Authority, Financing
    Authority Facilities Rev. (Amtrak), 6.25s, 2031                               2,000         1,782,600
  Philadelphia, PA, Industrial Development Authority Rev. (Host
    Marriott LP), 7.75s, 2017                                                     3,255         3,367,851
  Port of New Orleans, LA, Industrial Development Authority Rev.
    (Avondale Industries), 8.25s, 2004                                              315           335,717
  Port of New Orleans, LA, Industrial Development Authority Rev.
    (Avondale Industries), 8.5s, 2014                                             1,545         1,732,038
  Tooele County, UT, Hazardous Waste Treatment Rev. (Union
    Pacific), 5.7s, 2026                                                            385           375,183
                                                                                            -------------
                                                                                            $  22,330,301
---------------------------------------------------------------------------------------------------------
Industrial Revenue - Paper - 8.5%
  Beauregard Parish, LA, (Boise Cascade Corp.), 6.8s, 2027                      $ 1,000     $     973,950
  Bedford County, VA, Industrial Development Authority Rev.
    (Nekoosa Packaging), 6.55s, 2025                                              1,000           760,900
  Butler, AL, Solid Waste Disposal Rev. (James River Corp.),
    8s, 2028                                                                        500           448,815
  Columbus County, NC, Industrial Facilities & Pollution Control
    Rev. (International Paper), 6.15s, 2021                                       5,000         5,114,600
  Courtland, AL, Solid Waste Disposal Rev. (Champion International
    Corp.), 6.375s, 2029                                                          2,000         2,013,680
  Delta County, MI, (Economic Development Corp.), 6.45s, 2023                       500           503,650
  Hodge Village, LA, Utilities Rev. (Stone Container Corp.),
    9s, 2010                                                                      6,095         6,188,497
  Isle Wight County, VA, Industrial Development Rev. (Union Camp),
    6.55s, 2024                                                                   4,000         4,085,040
  Lowndes County, MS, Solid Waste Disposal & Pollution Control
    Rev. (Weyerhauser Co.), 6.8s, 2022                                            2,000         2,206,140
  Navajo County, AZ, Industrial Development Authority Rev. (Stone
    Container Corp.), 7.2s, 2027                                                    880           833,210
  Onondaga County, NY, Solid Waste Disposal Rev. (Solvay
    Paperboard LLC), 6.8s, 2014                                                   1,000         1,035,480
  West Point, VA, Solid Waste Disposal Rev. (Chesapeake Corp.),
    6.25s, 2019                                                                   1,750         1,376,568
                                                                                            -------------
                                                                                            $  25,540,530
---------------------------------------------------------------------------------------------------------
Industrial Revenue - Metals - 0.4%
  Indiana Development Finance Authority Rev., (Inland Steel),
    5.75s, 2011                                                                 $ 1,000     $     350,000
  Mobile County, AL, Industrial Development Authority Rev. (Ipsco,
    Inc.), 6.875s, 2030                                                             650           666,127
  Ohio Solid Waste Rev., (Republic Engineered Steels),
    8.25s, 2014*                                                                  3,000            22,500
  Ohio Solid Waste Rev., (Republic Engineered Steels),
    9s, 2021*                                                                     3,000            22,500
                                                                                            -------------
                                                                                            $   1,061,127
---------------------------------------------------------------------------------------------------------
Industrial Revenue - Retail - 0.7%
  Monongalia County, WV, Commercial Development Rev. (The Kroger
    Co.), 7.7s, 2012                                                            $ 2,000     $   2,029,920
---------------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Entertainment & Tourism - 0.9%
  Mississippi Development Bank (Diamond Lakes Utilities),
    6.25s, 2017                                                                 $ 1,000     $   1,002,540
  Nevada Department of Business (Las Vegas Monorail),
    7.375s, 2040                                                                  1,765         1,704,990
                                                                                            -------------
                                                                                            $   2,707,530
---------------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Other - 3.1%
  Austin, TX, Convention Center (Convention Enterprises, Inc.),
    6.6s, 2021                                                                  $   400     $     411,384
  Austin, TX, Convention Center (Convention Enterprises, Inc.),
    6.7s, 2028                                                                      600           618,162
  Capital Trust Agency of Florida Rev., (Seminole Tribe
    Convention), 10s, 2033                                                        3,500         3,540,880
  District of Columbia, (National Public Radio), 7.7s, 2003(++)                   2,500         2,572,150
  Rockbridge County, VA, Industrial Development Authority Rev.
    (Virginia Horse Center), 6.85s, 2021                                            700           717,507
  Southwestern Illinois Development Authority Rev., Solid Waste
    Disposal Rev., 5.9s, 2014                                                       395           398,563
  St. Louis County, MO, Industrial Development Authority Rev.
    (Kiel Center Arena), 7.875s, 2024                                               300           306,399
  St. Louis, MO, Industrial Development Authority Rev. (St. Louis
    Convention), 7.2s, 2028                                                         850           838,907
                                                                                            -------------
                                                                                            $   9,403,952
---------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 3.6%
  Alexandria, VA, Multi-Family Housing Rev. (Park at Landmark),
    8.75s, 2029                                                                 $   500     $     514,230
  Austin, TX, Multi-Family Housing Rev. (Woodland Heights
    Apartments), 10s, 2027*                                                         955           664,489
  Bexar County, TX, Multi-Family Housing Rev. (American
    Opportunity Housing), MBIA, 5.7s, 2021                                        1,250         1,296,737
  Dallas, TX, Housing Corp., 8.5s, 2011                                             970           979,516
  Eaglebend, CO, Multi-Family Housing Rev. (Housing Project),
    6.4s, 2017                                                                    1,000           995,200
  Florida Multi-Family Housing Finance Agency Rev., (Center Court
    Apartments), 8.5s, 2018                                                         930           919,621
  Memphis, TN, Health & Educational Facilities Board Rev. (Wesley
    Highland Terrace), 8.5s, 2024                                                   115           117,259
  Metropolitan Government of Nashville & Davidson County, TN,
    Health & Educational Facilities Board Rev. (Berkshire Place),
    GNMA, 6s, 2023                                                                  500           516,000
  Munimae Te Bond Subsidiary LLC, 6.875s, 2009#                                   2,000         2,121,540
  Ridgeland, MS, Urban Renewal, Multi-Family Housing Rev.
    (Northbrook I & III Apartments), 6.15s, 2019*                                   280           196,000
  Ridgeland, MS, Urban Renewal, Multi-Family Housing Rev.
    (Northbrook I & III Apartments), 6.25s, 2029*                                   475           332,500
  San Bernardino County, CA, Housing Authority Rev. (Equity
    Residential Redlands), 5.2s, 2029                                             2,000         2,122,620
                                                                                            -------------
                                                                                            $  10,775,712
---------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 3.7%
  Black Hawk, CO, Device Tax Rev., 5.625s, 2021                                 $   250     $     231,673
  Dade County, FL, Special Obligation Rev., AMBAC, 0s, 2008(++)                  15,080         2,770,045
  Port Authority, NY, Special Obligation Rev. (JFK International
    Air Terminal), MBIA, 5.75s, 2022                                              7,000         7,485,660
  Virgin Islands Public Finance Authority Rev., 6s, 2006                            250           270,155
  Virgin Islands Public Finance Authority Rev., 5.875s, 2018                        500           511,235
                                                                                            -------------
                                                                                            $  11,268,768
---------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - Local - 2.7%
  Cook County, IL, Single Family Mortgage Rev., 0s, 2015                        $   195     $      49,099
  Corpus Christi, TX, Housing Finance Authority Rev., MBIA,
    0s, 2011                                                                      3,000         1,282,800
  Dallas, TX, Housing Finance Authority Rev., MBIA, 0s, 2016                      6,095         1,459,082
  Duval County, FL, Housing Finance Authority Rev., 0s, 2015                      7,425         1,744,726
  Jefferson Parish, LA, Home Mortgage Authority Rev., GNMA,
    6.625s, 2023                                                                    600           669,762
  Jefferson Parish, LA, Home Mortgage Authority Rev., GNMA, 6.3s,
    2032                                                                          1,695         1,815,803
  Reno County, KS, Single Family Mortgage Rev., AMBAC, 0s, 2014                     150            38,804
  Sedgwick & Shawnee Counties, KS, Single Family Housing Rev.,
    GNMA, 6.45s, 2029                                                             1,040         1,138,623
                                                                                            -------------
                                                                                            $   8,198,699
---------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - State - 5.0%
  Colorado Housing & Finance Authority Rev., 7.15s, 2014                        $    38     $      39,340
  Colorado Housing & Finance Authority Rev., 5.9s, 2023                             595           627,666
  Colorado Housing & Finance Authority Rev., 6.9s, 2029                           1,805         1,915,213
  Colorado Housing & Finance Authority Rev., 6.6s, 2032                             440           470,312
  Colorado Housing & Finance Authority Rev., 6.375s, 2033                           200           222,854
  Georgia Housing & Finance Authority Rev., 5.65s, 2021                           2,490         2,564,650
  Louisiana Housing Finance Authority Rev., Single Family Mortgage
    Rev., GNMA, 6.4s, 2032                                                          470           496,010
  Minnesota State Housing Finance Agency, Residential Housing
    Finance Rev., 4.8s, 2023                                                        345           348,160
  Missouri Housing Development Commission, Single Family Mortgage
    Rev., 6.35s, 2032                                                             1,205         1,285,325
  Missouri Housing Development Commission, Single Family Mortgage
    Rev. (Homeownership Program), GNMA,
    6.85s, 2032                                                                     500           554,795
  Nebraska Investment Finance Authority Rev., 0s, 2015                           13,725         4,137,127
  Nebraska Investment Finance Authority Rev., 6.25s, 2021                         1,990         2,072,724
  New Hampshire Housing Finance Authority Rev., 5.875s, 2030                        410           430,623
                                                                                            -------------
                                                                                            $  15,164,799
---------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 1.7%
  Massachusetts Development Finance Agency Rev., Resources
    Recovery Rev. (Ogden Haverhill), 6.7s, 2014                                 $   725     $     705,026
  Massachusetts Industrial Finance Agency Rev., Resouces Recovery
    Rev. (Ogden Haverhill), 5.6s, 2019                                            2,850         2,441,196
  New York Environmental Facilities Corp., Solid Waste Disposal
    Rev. (Waste Management Project), 4s, 2012                                     2,000         2,000,280
                                                                                            -------------
                                                                                            $   5,146,502
---------------------------------------------------------------------------------------------------------
Special Assessment District - 2.1%
  Capital Region Community Development District of Florida,
    Capital Improvement Rev., 5.95s, 2006                                       $   895     $     902,258
  Chicago, IL, Tax Increment Rev. (Ryan Garfield), 10.125s, 2007                    930           945,159
  Denver, CO, Urban Renewal Tax (Downtown Denver),
    8.5s, 2003(++)                                                                  381           404,500
  Heritage Isles, FL, Community Development District, Special
    Assement Rev., 5.75s, 2005                                                      310           308,168
  Katy, TX, Development Authority Rev., 5.8s, 2011                                  945           945,142
  Katy, TX, Development Authority Rev., 6s, 2018                                  1,325         1,324,457
  Markham, IL, Tax Increment Rev., 9s, 2012                                       1,175         1,192,625
  Reunion East Community Development District of Florida,
    5.9s, 2007                                                                      460           456,495
                                                                                            -------------
                                                                                            $   6,478,804
---------------------------------------------------------------------------------------------------------
State and Local Appropriation - 3.1%
  Chicago, IL, Public Building Commission, Building Rev., RITES,
    6.999s, 2016+(+)                                                            $ 1,300     $   1,590,368
  Chicago, IL, Public Building Commission, Building Rev., RITES,
    6.999s, 2017+(+)                                                              1,050         1,271,844
  College Park, GA, Civic Center, AMBAC, 5.75s, 2020                              1,000         1,117,700
  Houston, TX, Certificate of Participation, 6.3s, 2020                             815           891,015
  Illinois Sports Facilities Authority Rev., AMBAC, 5s, 2032                      4,000         3,988,640
  West Virgina Parkways Authority, Economic Development & Tourism
    Authority Rev. RIBS, FGIC, 9.735s, 2003(++)                                     210           226,544
  West Virgina Parkways Authority, Economic Development & Tourism
    Authority Rev. RIBS, FGIC, 9.735s, 2019(+)                                      390           414,808
                                                                                            -------------
                                                                                            $   9,500,919
---------------------------------------------------------------------------------------------------------

Student Loan Revenue - 0.5%
  Access To Loans For Learning, California Student Loan Rev.,
    7.95s, 2030                                                                 $   650     $     668,564
  Arizona Student Loan Acquisition Authority, Student Loan Rev.,
    7.625s, 2010                                                                    750           794,070
                                                                                            -------------
                                                                                            $   1,462,634
---------------------------------------------------------------------------------------------------------
Tobacco - 4.4%
  Badger Tobacco, Asset Securitization, 6.125s, 2027                            $ 3,000     $   2,876,670
  California Statewide Financing Authority, Tobacco Settlement,
    5.625s, 2029                                                                  2,000         1,949,620
  District of Columbia, Tobacco Settlement, 6.25s, 2024                           1,410         1,408,632
  Iowa Tobacco Settlement Authority, Tobacco Settlement,
    5.3s, 2025                                                                    2,000         1,759,440
  Louisiana Tobacco Settlement Authority, 5.5s, 2030                              1,300         1,185,275
  New Jersey Tobacco Settlement Authority, 5.75s, 2032                              700           665,714
  Rhode Island Tobacco Settlement Authority, 6s, 2023                             1,000           983,610
  South Carolina Tobacco Settlement Authority, 6.375s, 2028                       1,000           976,310
  Southern California Tobacco Settlement Authority, 5.25s, 2027                   1,435         1,427,251
                                                                                            -------------
                                                                                            $  13,232,522
---------------------------------------------------------------------------------------------------------
Turnpike Revenue - 4.6%
  Arapahoe County, CO, Capital Improvement, Highway Rev.,
    0s, 2005(++)                                                                $ 1,000     $     455,410
  Missouri Highways & Transport Commission, State Road Rev.,
    5.625s, 2018                                                                  4,500         4,865,085
  Niagara Falls, NY, Bridge Commission, Toll Rev., RITES, FGIC,
    8.458s, 2015+(+)                                                              1,500         1,845,600
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2011                          1,000           396,950
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2012                          1,000           357,300
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2015                          1,750           568,120
  Telluride, CO, (Gondola Transit Co.), 9s, 2006(++)                                855         1,038,389
  Telluride, CO, Real Estate Transfer Assessment Rev. (Gondola
    Transit Co.), 11.5s, 2012(++)                                                 2,475         3,877,978
  Telluride, CO, Real Estate Transfer Assessment Rev. (Gondola
    Transit Co.), 11.5s, 2012                                                       425           617,351
                                                                                            -------------
                                                                                            $  14,022,183
---------------------------------------------------------------------------------------------------------
Universities - Colleges - 3.2%
  Houston, TX, Community College Systems, MBIA, 7.875s, 2025                    $ 2,500     $   3,169,575
  Islip, NY, Community Development Agency Rev. (New York Institute
    of Technology), 7.5s, 2006(++)                                                2,500         2,955,300
  Louisiana State University, Agricultural & Mechanical College
    Board (Health Sciences Center), MBIA, 6.375s, 2031                            2,500         2,823,625
  Savannah, GA, Economic Development Authority (College of Art &
    Design, Inc.), 6.5s, 2013                                                       625           679,963
                                                                                            -------------
                                                                                            $   9,628,463
---------------------------------------------------------------------------------------------------------
Universities - Dormatories - 0.7%
  Illinois Educational Facilities Authority Rev., (Educational
    Advancement Fund University Center), 6.25s, 2034                            $ 2,000     $   1,959,560
---------------------------------------------------------------------------------------------------------
Universities - Secondary Schools - 0.5%
  California Statewide Communities, Development Authority Rev.
    (Escondido Charter High School), 7.5s, 2023                                 $   600     $     601,950
  California Statewide Communities, Development Authority Rev.
    (Escondido Charter High School), 7.5s, 2036                                   1,000         1,003,250
                                                                                            -------------
                                                                                            $   1,605,200
---------------------------------------------------------------------------------------------------------
Utilities - Cogeneration - 3.5%
  Alaska Industrial Development & Export Authority, Power Rev.
    (Upper Lynn Canal Regulatory Power), 5.8s, 2018                             $   830     $     704,670
  Carbon County, PA, Industrial Development Authority (Panther
    Creek Partners), 6.65s, 2010                                                  2,960         3,074,522
  Klamath Falls, OR, Electric Rev. (Klamath Cogeneration),
    6s, 2025                                                                      2,500         2,407,475
  Pennsylvania Economic Development Financing Authority Rev.,
    (Resources Recovery Rev.), 6.4s, 2009                                           350           357,004
  Pennsylvania Economic Development Financing Authority Rev.,
    (Resources Recovery Rev.), 6.5s, 2013                                         1,000         1,016,660
  Pittsylvania County, VA, Industrial Development Authority Rev.,
    7.5s, 2014                                                                    3,000         3,044,280
                                                                                            -------------
                                                                                            $  10,604,611
---------------------------------------------------------------------------------------------------------
Utilities - Investor Owned - 12.8%
  Brazos River Authority, TX, (Houston Industries, Inc.), AMBAC,
    5.125s, 2020                                                                $ 2,000     $   2,048,200
  Brazos River Authority, TX, (Reliant Energy, Inc.), 5.375s, 2019                1,000           814,230
  Calcasieu Parish, LA, Industrial Development Board, Pollution
    Control Rev. (Energy Gulf States, Inc.), 5.45s, 2010                          1,250         1,245,225
  California Pollution Control Financing Authority, Pollution
    Control Rev. (Pacific Gas & Electric Co.), MBIA, 5.35s, 2016                  1,000         1,064,430
  California Pollution Control Financing Authority, Pollution
    Control Rev. (Pacific Gas & Electric Co.), 5.85s, 2023                        1,000           942,010
  California Pollution Control Financing Authority, Pollution
    Control Rev. (Southern California Edison Co.), 6.4s, 2024                     1,000           986,960
  Connecticut Development Authority, Pollution Control Rev.
    (Connecticut Light & Power), 5.85s, 2028                                      4,075         4,243,134
  Connecticut Development Authority, Pollution Control Rev.
    (Connecticut Light & Power), 5.95s, 2028                                      2,270         2,323,958
  Farmington, NM, Pollution Control Rev. (Connecticut Light &
    Power), 5.8s, 2022                                                            3,000         2,992,320
  Farmington, NM, Pollution Control Rev. (San Juan Public Services
    Co.), 6.3s, 2016                                                              2,195         2,243,773
  Matagorda County, TX, Pollution Control Rev. (Central Power &
    Light Co.), 4.55s, 2029                                                       2,000         1,862,880
  Matagorda County, TX, Pollution Control Rev. (Reliant Energy),
    5.95s, 2030                                                                   4,000         3,308,480
  New Hampshire Business Finance Authority, Pollution Control
    Rev., 6s, 2021                                                                1,000         1,010,470
  Ohio Air Quality Development Authority Rev., 6s, 2020                           3,000         2,997,090
  Ohio Water Development, Pollution Control Rev. (Cleveland
    Electric), 8s, 2023                                                           2,500         2,658,375
  Pima County, AZ, Industrial Development Authority Rev. (Tuscon
    Electric Power Co.), 6.1s, 2025                                                 650           598,046
  Pima County, AZ, Industrial Development Authority Rev. (Tuscon
    Electric Power Co.), 6s, 2029                                                 3,500         3,220,210
  Sabine River Authority, TX, Pollution Control Rev. (TXU Electric
    Co.), 5.75s, 2030                                                             1,000           876,900
  West Feliciana Parish, LA, Pollution Control Rev. (Gulf States
    Utilities Co.), 7.7s, 2014                                                      550           561,935
  West Feliciana Parish, LA, Pollution Control Rev. (Gulf States
    Utilities Co.), 5.8s, 2015                                                    1,500         1,499,925
  West Feliciana Parish, LA, Pollution Control Rev. (Gulf States
    Utilities Co.), 5.8s, 2016                                                    1,000           997,170
                                                                                            -------------
                                                                                            $  38,495,721
---------------------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 2.7%
  North Carolina Municipal Power Agency, Catawba Electric Rev.,
    6.5s, 2020                                                                  $ 2,000     $   2,143,820
  Seattle, WA, Municipal Light & Power Rev., 5.625s, 2017                         3,000         3,239,340
  Southern California Public Power Authority, Transmission Project
    Rev. RIBS, 9.941s, 2012                                                       2,250         2,367,787
  Sullivan, IN, Pollution Control Rev. (Indiana - Michigan Power
    Co.), 5.95s, 2009                                                               250           256,968
                                                                                            -------------
                                                                                            $   8,007,915
---------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 3.3%
  Detroit, MI, Sewer Disposal Rev. INFLOS, FGIC, 9.494s, 2003(++)               $ 1,900     $   2,066,421
  Detroit, MI, Sewer Disposal Rev. INFLOS, FGIC, 9.494s, 2023                       600           645,900
  Harrisburg, PA, Authority Water Rev. CARS, FGIC, 9.87s, 2015                    2,000         2,125,840
  New York City, NY, Municipal Water Finance Authority, Water &
    Sewer Systems Rev., 5.5s, 2033                                                5,000         5,223,600
                                                                                            -------------
                                                                                            $  10,061,761
---------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $439,134,108)                                       $ 432,736,445
---------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.3%
---------------------------------------------------------------------------------------------------------
                                                                       PRINCIPAL AMOUNT
ISSUER                                                                    (000 OMITTED)             VALUE
---------------------------------------------------------------------------------------------------------
  Illinois Educational Facilities Authority Rev. University
    Chicago Hospital, due 11/01/02                                              $   100          $100,000
  Massachusetts Water Resources Authority, due 11/06/02                             200           200,000
  Sevier County, TN, Public Building Authority, due 11/01/02                        456           456,000
---------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                                        $     756,000
---------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $439,890,108)                                           $ 433,492,445
Other Assets, Less Liabilities - 2.8%                                                           8,545,281
Preferred Shares - (46.4)%                                                                   (140,027,996)
---------------------------------------------------------------------------------------------------------
Net Assets Applicable to Common Shares - 100.0%                                             $ 302,009,730
---------------------------------------------------------------------------------------------------------
   * Non-income producing security in default.
   # SEC Rule 144A restriction.
   + Restricted security.
 (+) Inverse floating rate security.
(++) Refunded bond.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------
OCTOBER 31, 2002
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $439,890,108)       $433,492,445
  Cash                                                             102,328
  Receivable for investments sold                                2,509,324
  Interest receivable                                            8,683,299
  Other assets                                                       2,180
                                                              ------------
      Total assets                                            $444,789,576
                                                              ------------
Liabilities:
  Distributions payable on common shares                        $  170,052
  Payable for investments purchased                              1,582,113
  Payable for swap agreements                                      645,648
  Payable to affiliates -
    Management fee                                                   9,679
    Transfer and dividend disbursing agent fee                       6,621
  Accrued expenses and other liabilities                           337,737
                                                              ------------
      Total liabilities                                       $  2,751,850
                                                              ------------
Series T and Series TH auction preferred shares
  (5,600 shares issued and outstanding at $25,000 per
  share), at liquidation value plus cumulative unpaid
  dividends                                                   $140,027,996
                                                              ============
Net assets applicable to common shares                        $302,009,730
                                                              ============
  Paid-in capital - common shares                             $340,770,939
  Unrealized depreciation on investments                        (7,043,311)
  Accumulated net realized loss on investments                 (36,236,573)
  Accumulated undistributed net investment income                4,518,675
                                                              ------------
Net assets applicable to common shares                        $302,009,730
                                                              ============
Preferred Shares at value (5,600 shares issued and
outstanding at $25,000 per share)                             $140,000,000
                                                              ============
Net Assets Including Preferred Shares                         $442,009,730
                                                              ============

Common shares of beneficial interest outstanding
  (39,724,784 shares issued less 55,500 treasury shares)       39,669,284
                                                               ==========

Net asset value per common share (net assets applicable to
  common shares / common shares of beneficial interest
  outstanding)                                                   $7.61
                                                                 =====

See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------
Net investment income:
  Interest income                                             $ 30,172,761
                                                              ------------

  Expenses -

    Management fee                                            $  3,683,102
    Trustees" compensation                                         114,259
    Administrative fee                                              41,911
    Transfer and dividend disbursing agent fee                      78,807
    Preferred shares remarketing agent fee                         350,372
    Custodian fee                                                  130,087
    Printing                                                        38,586
    Postage                                                         21,359
    Auditing fees                                                   46,411
    Legal fees                                                      12,019
    Miscellaneous                                                  273,769
                                                              ------------
      Total expenses                                          $  4,790,682
    Fees paid indirectly                                           (15,446)
                                                              ------------
      Net expenses                                            $  4,775,236
                                                              ------------
        Net investment income                                 $ 25,397,525
                                                              ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -

    Investment transactions                                   $ (1,259,718)
    Futures contracts                                              169,660
    Swap transactions                                           (2,061,581)
                                                              ------------
      Net realized loss on investments                        $ (3,151,639)
                                                              ------------

  Change in unrealized appreciation (depreciation) -

    Investments                                               $(12,055,096)
    Futures contracts                                              804,530
    Swap transactions                                             (645,648)
                                                              ------------
      Net unrealized loss on investments                      $(11,896,214)
                                                              ------------
        Net realized and unrealized loss on investments       $(15,047,853)
                                                              ------------
  Distributions declared on preferred shares                  $ (2,083,504)
                                                              ------------
          Increase in net assets from operations              $  8,266,168
                                                              ============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,
                                                             ---------------------------------
                                                                      2002                2001
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $  25,397,525       $  25,368,890
  Net realized loss on investments                              (3,151,639)         (1,930,181)
  Net unrealized gain (loss) on investments                    (11,896,214)          8,873,384
Distribution declared on preferred shares from net
  investment income                                             (2,083,504)         (3,978,016)
                                                             -------------       -------------
    Increase in net assets from operations                   $   8,266,168       $  28,334,077
                                                             -------------       -------------

Distributions declared to common shareholders from net
  investment income                                          $ (20,890,555)      $ (20,775,933)
                                                             -------------       -------------
Trust share (principal) transactions -
  Preferred share offering cost charged to paid-in capital   $        --         $  (1,894,540)
  Net asset value of shares issued to common shareholders
    in reinvestment of distributions                             1,637,649           1,543,718
                                                             -------------       -------------
    Increase in net assets from trust share transactions     $   1,637,649       $    (350,822)
                                                             -------------       -------------
      Total increase (decrease) in net assets                $ (10,986,738)      $   7,207,322
Net assets applicable to common shares:
  At beginning of year                                       $ 312,996,468       $ 305,789,146
                                                             -------------       -------------

  At end of year (including accumulated undistributed net
    investment income of $4,518,675 and $1,751,137,
    respectively)                                            $ 302,009,730       $ 312,996,468
                                                             =============       =============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                              -------------------------------------------------------------------------------
                                                    2002              2001             2000             1999             1998
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $ 7.93           $  7.79          $  7.96          $  8.55          $  8.51
                                                  ------           -------          -------          -------          -------
Income from investment operations#(S) -
  Net investment income                           $ 0.64           $  0.64          $  0.53          $  0.54          $  0.57
  Net realized and unrealized gain (loss)
    on investments                                 (0.38)             0.18            (0.17)           (0.60)            0.05
  Distributions declared to shareholders
    on preferred shares                            (0.05)            (0.10)            --               --               --
                                                  ------           -------          -------          -------          -------
      Total from investment operations            $ 0.21           $  0.72          $  0.36          $ (0.06)         $  0.62
                                                  ------           -------          -------          -------          -------
Distributions declared to shareholders
  from net investment income common shares        $(0.53)          $ (0.53)         $ (0.53)         $ (0.53)         $ (0.58)
                                                  ------           -------          -------          -------          -------
Preferred shares offering cost charged to
  paid-in capital                                 $ --              $(0.05)         $  --            $  --            $  --
                                                  ------           -------          -------          -------          -------
Net asset value - end of period                   $ 7.61           $  7.93          $  7.79          $  7.96          $  8.55
                                                  ======           =======          =======          =======          =======
Common share market value -- end of period        $ 7.15           $  7.83          $  7.38          $  7.13          $  9.19
                                                  ------           -------          -------          -------          -------
Total return at common market value                (2.64)%           13.58%            5.20%           (0.59)%           8.37%
Ratios (to average net assets applicable
  to common shares)/Supplemental data:##
  Expenses+                                         1.56%             1.49%            1.11%            1.06%            1.10%
  Net investment income+(S)                         8.26%             8.12%            6.76%            6.49%            6.62%
Portfolio turnover                                    16%               26%              18%              15%              12%
Net assets at end of period (000 Omitted)       $302,010          $312,996         $305,789         $312,195         $333,544
Supplemental Ratios:
  Ratio of expenses to average net assets
    including preferred shares+##                   1.07%             1.07%            1.11%            1.06%            1.10%
  Preferred shares dividends                        0.68%             1.28%            --               --               --
  Net investment income available to
    common shares(S)                                7.58%             6.84%            6.76%            6.49%            6.62%
Senior Securities:
  Total preferred shares outstanding               5,600             5,600             --               --               --
  Asset coverage per preferred share++           $79,090           $80,897             --               --               --
  Involuntary liquidation preference per
    preferred share                              $25,000           $25,000             --               --               --
  Average market value per preferred share       $25,000           $25,000             --               --               --

(S) As required, effective November 1, 2001, the trust has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
    October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01, and to increase the ratio of net investment income to average net assets by 0.07%. Per share, ratios, and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
  + Ratio excludes dividend payment on auction preferred shares.
 ++ Calculated by subtracting the trust's total liabilities (not including preferred shares) from the trust's total assets and dividing this by the number of preferred shares outstanding.
  # Per share data are based on average common shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal Income Trust (the trust) the trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The trust can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Futures Contracts - The trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the trust is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the trust each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the trust. The trust's investment in futures contracts is designed to hedge against anticipated future changes in interest or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the trust relative position in one or more currencies without buying and selling portfolio assets. Should interest or securities prices move unexpectedly, the trust may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swap Agreements - The trust may enter into swap agreements. A swap is an exchange of cash payments between the trust and another party, which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the trust may use swaps to take a position on anticipated changes in the underlying financial index.

Rate Lock Swaps - The Trust may enter into rate lock swaps, which are used to reduce the interest rate risk of the portfolio. A rate lock swap is a payment or receipt of cash on a specified future date, calculated as the difference between the strike rate and a specific index yield on that date. The payment received or made at the end of the measurement period is recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the trust at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the trust from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the trust intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the trust to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended October 31, 2002 and October 31, 2001 was as follows:

                                    OCTOBER 31, 2002          OCTOBER 31, 2001
------------------------------------------------------------------------------
Distributions declared from:
    Tax-exempt income                    $22,909,900               $24,751,498
    Ordinary income                           64,159                     2,451
                                          ----------                ----------
Total distributions declared             $22,974,059               $24,753,949

During the year ended October 31, 2002 accumulated undistributed net investment income increased by $344,071, accumulated net realized loss on investments decreased by $7,633,575, and paid-in capital decreased by $7,977,646 due to differences between book and tax accounting for market discount, defaulted bonds, capitalized workout expenses, capitalized restructuring costs, and capital loss carryforward expiration. This change had no effect on the net assets or net asset value per share.

As of October 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                 $      41,436
          Undistributed tax-exempt income                   5,432,968
          Capital loss carryforward                       (36,922,586)
          Unrealized loss                                  (6,327,329)
          Other temporary differences                        (985,698)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

          EXPIRATION DATE                                      AMOUNT
          -----------------------------------------------------------
          October 31, 2003                              $ (4,513,979)
          October 31, 2004                                (8,774,606)
          October 31, 2005                               (16,518,819)
          October 31, 2006                                (1,383,806)
          October 31, 2009                                (2,847,429)
          October 31, 2010                                (2,883,947)
                                                        ------------
            Total                                       $(36,922,586)
                                                        ============

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the trust's average daily net assets and 6.32% of investment income.

The trust pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Included in the Trustee's compensation is a pension expense of $50,546 for inactive trustees for the period ended October 31, 2002.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust pays MFS an administrative fee at the following annual percentages of the trust's average daily net assets:

            First $2 billion                                0.0175%
            Next $2.5 billion                               0.0130%
            Next $2.5 billion                               0.0005%
            In excess of $7 billion                         0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $72,331,040 and $71,195,235, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $ 439,174,127
                                                                 -------------
Gross unrealized depreciation                                    $ (24,066,182)
Gross unrealized appreciation                                       18,384,500
                                                                 -------------
    Net unrealized depreciation                                  $  (5,681,682)
                                                                 =============

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have issued 39,724,785 full and new fractional shares of beneficial interest. Transactions in trust shares were as follows:

                                            YEAR ENDED              YEAR ENDED
                                      OCTOBER 31, 2002        OCTOBER 31, 2001
                                ----------------------  ----------------------
Shares issued to shareholders
  in reinvestment of
  distributions                                210,190                 196,240

(6) Line of Credit
The Trust and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the year ended October 31, 2002, was $2,471. The trust had no borrowings during the year.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include swap agreements. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Rate Lock Swaps

NOTIONAL AMOUNT (000)                                             UNREALIZED
                                                                  APPRECIATION/
                   DESCRIPTION                                (DEPRECIATION)
-------------------------------------------------------------------------------
10,000             Agreement with Merrill Lynch terminating       $255,087
                   June 17, 2003 to pay 4.745% less Municipal
                   Market Data Line "AAA" 20 year Muni yield multiplied by 1.28, if positive (receive if negative).

25,000             Agreement with Merrill Lynch terminating    ($1,144,575)
                   March 13, 2003 to pay 5.220% less Municipal
                   Market Data Line "AAA" 20 year Muni yield multiplied by 1.28, if positive (receive if negative).

10,000             Agreement with Merrill Lynch terminating       $243,840
                   June 19, 2003 to pay 4.755% less Municipal
                   Market Data Line "AAA" 20 year Muni yield
                   multiplied by 1.28, if positive (receive
                   if negative).
                                                                 ---------
                                                                 $(645,648)
                                                                 =========

At October 31, 2002, the trust had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities
The trust may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 2002, the trust owned the following restricted securities, excluding securities issued under Rule 144A, constituting 1.4% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                        DATE OF        PRINCIPAL
DESCRIPTION                                         ACQUISITION           AMOUNT             COST            VALUE
--------------------------------------------------------------------------------------------------------------------
Chicago, IL, Public Building Commission,
  Building Rev., RITES, 6.999s, 2016                  3/11/1999       $1,300,000       $1,390,818       $1,590,368
Chicago, IL, Public Building Commission,
  Building Rev., RITES, 6.999s, 2017                  3/11/1999        1,050,000          115,237        1,271,844
New Jersey Economic Development Authority,
  Economic Development
  Rev. (Holt Hauling & Warehousing),
  8.4s, 2015                                          1/30/1997        1,000,000        1,033,546          800,000
New Jersey Economic Development Authority,
  Economic Development
  Rev. (Holt Hauling & Warehousing),
  8.6s, 2017                                          1/30/1997        1,000,000        1,034,045          800,000
Niagara Falls, NY, Bridge Commission, Toll
  Rev., RITES, FGIC, 8.458s, 2015                     5/21/1999        1,500,000        1,595,588        1,845,600
                                                                                                        ----------
                                                                                                        $6,307,812
                                                                                                        ==========

(9) Auction Preferred Shares
On December 7, 2000, the trust issued 2,800 shares of the Auction Preferred Shares (APS), series T and 2,800 of Auction Preferred Shares (APS), series TH. Proceeds to the trust, before underwriting and offering expenses of $1,894,540, amounted to $140,000,000. Such underwriting and offering costs were charged against net assets of the trust applicable to common shareholders.

Dividends are cumulative at a rate that is reset every seven days for both series through an auction process. During the year ended October 31, 2002, the dividend rates ranged from 1.20% to 2.24%. The trust pays an annual fee equivalent to 0.25% of the preferred share liquidation value for remarketing efforts associated with the preferred auction. The APS are redeemable at the option of the trust in whole or in part at the redemption price equal to $25,000 per share, plus accumulated and unpaid dividends. The APS are also subject to mandatory redemption if certain requirements relating to its asset maintenance coverage are not satisfied. The trust is required to maintain certain asset coverage with respect to the APS as defined in the trust's By-Laws and the Investment Company Act of 1940.

In accordance with the provisions of EITF D-98, "Classification and measurements of Redeemable Securities", effective for the current period, the trust has reclassified its Auction Preferred Shares ("APS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Increase in net assets from operations" on the Statement of Operations and Statement of Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Fund.

(10) Change in Accounting Principle
As required, effective November 1, 2001, the trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to November 1, 2001, the trust did not accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the trust, but resulted in a $523,371 increase in cost of securities and a corresponding $523,371 increase in net unrealized depreciation, based on securities held by the fund on November 1, 2001.

The effect of this change for the year ended October 31, 2002 was to increase net investment income by $203,659, increase net unrealized depreciation by $192,610, and increase net realized losses by $11,049. The Statement of Changes in Net Assets and Financial Highlights for prior periods has not been restated to reflect this change in presentation.

INDEPENDENT AUDITORS' REPORT

To the Trustees of Shareholders of MFS Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Income Trust (the "Trust"), as of October 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the year then ended, and the financial highlights for each of the five years in the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Municipal Income Trust as of October 31, 2002, the results of its operations, the changes in its net assets, and its financial highlights for each of the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 6, 2002

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY OR FORM 1099-DIV, IF APPLICABLE, REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

FOR FEDERAL INCOME TAX PURPOSES, APPROXIMATELY 100% OF THE TOTAL DIVIDENDS PAID BY THE TRUST FROM NET INVESTMENT INCOME DURING THE YEAR ENDED OCTOBER 31, 2002, IS DESIGNATED AS AN EXEMPT-INTEREST DIVIDEND.
--------------------------------------------------------------------------------

MFS(R) MUNICIPAL INCOME TRUST

The following tables present certain information regarding the Trustees and officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

                     NAME, AGE, POSITION WITH THE TRUST,
               PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55)      ABBY M. O'NEILL (born 04/27/28)
Trustee, Chairman                       Trustee
Massachusetts Financial Services        Private investor; Rockefeller
Company, Chairman                       Financial Services, Inc.
                                        (investment advisers), Chairman
JOHN W. BALLEN* (born 09/12/59)         and Chief Executive Officer
Trustee and President
Massachusetts Financial Services        LAWRENCE T. PERERA (born 06/23/35)
Company, Chief Executive Officer and    Trustee
Director                                Hemenway & Barnes (attorneys),
                                        Partner
KEVIN J. PARKE* (born 12/14/59)
Trustee                                 WILLIAM J. POORVU (born 04/10/35)
Massachusetts Financial Services        Trustee
Company, Chief Investment Officer,      Private investor; Harvard
President and Director                  University Graduate School of
                                        Business Administration, Class
LAWRENCE H. COHN, M.D. (born 03/11/37)  of 1961, Adjunct Professor in
Trustee                                 Entrepreneurship Emeritus; CBL
Brigham and Women's Hospital, Chief of  & Associates Properties, Inc.
Cardiac Surgery; Harvard Medical        (real estate investment trust),
School, Professor of Surgery            Director

THE HON. SIR J. DAVID GIBBONS, KBE      J. DALE SHERRATT (born 09/23/38)
(born 06/15/27) Trustee                 Trustee
Edmund Gibbons Limited (diversified     Insight Resources, Inc.
holding company), Chief Executive       (acquisition planning
Officer; Colonial Insurance Company     specialists), President;
Ltd., Director and Chairman; Bank of    Wellfleet Investments (investor
Butterfield, Chairman (until 1997)      in health care companies),
                                        Managing General Partner (since
WILLIAM R. GUTOW (born 09/27/41)        1993); Cambridge Nutraceuticals
Trustee                                 (professional nutritional
Private investor and real estate        products), Chief Executive
consultant; Capitol Entertainment       Officer (until May 2001);
Management Company (video franchise),   Paragon Trade Brands, Inc.
Vice Chairman                           (disposable consumer products),
                                        Director
J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation   ELAINE R. SMITH (born 04/25/46)
(energy related services), Director;    Trustee
Eastern Enterprises (diversified        Independent health care
services company), Chairman, Trustee    industry consultant
and Chief Executive Officer (until
November 2000)                          WARD SMITH (born 09/13/30)
                                        Trustee
                                        Private investor; Sundstrand
                                        Corporation (manufacturer of
                                        highly engineered products for
                                        industrial and aerospace
                                        applications), Director (until
                                        June 1999)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS

JEFFREY L. SHAMES (born 06/02/55)
Trustee, Chairman                       RICHARD M. HISEY (born 08/29/58)
Massachusetts Financial Services        Treasurer
Company, Chairman                       Massachusetts Financial
                                        Services Company, Senior Vice
JOHN W. BALLEN (born 9/12/59)           President (since July 2002);
Trustee and President                   The Bank of New York, Senior
Massachusetts Financial Services        Vice President (September 2000
Company, Chief Executive Officer and    to July 2002); Lexington Global
Director                                Asset Managers, Inc., Executive
                                        Vice President and General
JAMES R. BORDEWICK, JR.                 Manager (prior to September 2000)
(born 03/06/59) Assistant Secretary
and Assistant Clerk                     ELLEN MOYNIHAN (born 11/13/57)
Massachusetts Financial Services        Assistant Treasurer
Company, Senior Vice President and      Massachusetts Financial
Associate General Counsel               Services Company, Vice
                                        President
STEPHEN E. CAVAN (born 11/06/53)
Secretary and Clerk                     JAMES O. YOST (born 06/12/60)
Massachusetts Financial Services        Assistant Treasurer
Company, Senior Vice President,         Massachusetts Financial
General Counsel                         Services Company, Senior Vice
and Secretary                           President

ROBERT R. FLAHERTY (born 09/18/63)
Assistant Treasurer
Massachusetts Financial Services
Company, Vice President (since August
2000);
UAM Fund Services, Senior Vice
President (prior to August 2000)

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees currently is divided into three classes, each having a term of three years. Each year the term of one class expires. Each Trustee's term of office expires on the date of the third annual meeting following the election to office of the Trustee's class. Each Trustee will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling
1-800-225-2606.

INVESTMENT ADVISER                          TRANSFER AGENT, REGISTRAR AND
                                            DIVIDEND DISBURSING AGENT
Massachusetts Financial Services Company
500 Boylston Street                         State Street Bank and Trust
Boston, MA 02116-3741                       Company
                                            c/o MFS Service Center, Inc.
PORTFOLIO MANAGER                           PO Box 55024
                                            Boston, MA 02205-8016
Michael W. Roberge+                         1-800-637-2304

CUSTODIAN                                   WORLD WIDE WEB

State Street Bank and Trust Company         www.mfs.com
225 Franklin Street, Boston, MA 02110

The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081

AUDITORS

Deloitte & Touche LLP

+  MFS Investment Management

MFS(R) MUNICIPAL INCOME TRUST                                -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
500 Boylston Street, Boston, MA 02116.

                                                             MFMCE-2 12/02 26.5M